FIRST AMENDMENT TO
                       CONNECTICUT NATURAL GAS CORPORATION
                            DEFERRED COMPENSATION PLAN
                                 TRUST AGREEMENT


        This Agreement made this 1st day of March, 1999, by and between Connecticut Natural Gas Corporation (the "Employer") and Putnam Fiduciary Trust Company (the "Trustee"),

                               W I T N E S S E T H:

        WHEREAS, by Agreement dated March 1, 1999, the Employer and the Trustee entered into the Connecticut Natural Gas Corporation Deferred Compensation Plan Trust Agreement (the "Agreement"); and

        WHEREAS, the Employer and the Trustee reserved the right to amend the Agreement; and

        WHEREAS, the Employer wishes to amend the Agreement in the particulars set forth below;

        NOW, THEREFORE, the Employer and the Trustee agree to amend the Agreement as follows:

        1.   The following new Section 15 is added to the Agreement:

        "SECTION 15  CHANGE OF CONTROL

             (a) The following provisions shall apply in the event of a "Change of Control" of CTG Resources, Inc.

             (b) As used herein, the term "Change of Control" shall have the same meaning as is set forth in Section 2.3 of the Connecticut Natural Gas Corporation Deferred Compensation Plan. A copy thereof is attached hereto as Exhibit A.

             (c)  Notwithstanding any other provision of this Agreement to the contrary, as soon as practicable following a Change of Control, the
        Employer shall calculate the maximum aggregate amount required under the Plan to satisfy the liability to all Participants (and beneficiaries) who may be entitled to payments under the Plan (under all provisions of the Plan, including Accounts A and B) as of the
        Change of Control and shall calculate an estimate of the expenses reasonably likely to be incurred by the Trust from the date of calculation until the termination of the Trust including the Trustee's fees.  Any such calculation shall be based upon the recommendations of an independent actuary hired by the Employer utilizing reasonable actuarial assumptions.  The aggregate of such amounts for the Plan plus such additional amount as the Employer reasonably determines to be necessary to pay the anticipated expenses of the Trust including the
        Trustee's fees is hereinafter referred to as the "Maximum Amount
        Payable."  The independent actuary shall promptly furnish such calculation to the Employer, and the Employer shall have the obligation





        to make contributions to the Trust and shall make contributions to the Trust in cash, within three business days of the receipt of such calculation, in an amount equal to the excess (the "Excess"), if any, of the Maximum Amount Payable over the then fair market value of the Trust Assets. As of each subsequent valuation in accordance with
        Section 7 hereof, the independent actuary hired by the Employer shall make a similar calculation; and if at any time following a Change of Control a valuation of the Trust Assets occurs pursuant to this Agreement, and it is determined by the independent actuary that an Excess shall exist, the Employer shall within three days of notice thereof contribute in cash such amount to the Trust as is necessary to eliminate the Excess.

             (d) The Board of Directors of the Employer and the Chief Executive Officer of the Employer shall each have a duty to inform the Trustee whenever a Change of Control has occurred. If any two Participants notify the Trustee in writing that a Change of Control has occurred, then unless the Trustee receives written notice from the Employer that, in the opinion of independent legal counsel to the Employer (which opinion may be based on representations of fact as long as counsel does not know that such representations are untrue), such a Change of Control has not occurred, a Change of Control will be deemed to have occurred for purposes of this Agreement."

        2. Except as hereinabove modified and amended, the Agreement, as amended, shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed and their respective corporate seals to be hereunto affixed as of the date first above written.




                                 CONNECTICUT NATURAL GAS
                                 CORPORATION


                                 By
                                   Title


                                 PUTNAM FIDUCIARY TRUST COMPANY



                                 By
                                   Title







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                                    EXHIBIT A
                                    ---------



        2.3. "Change of Control" shall mean (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or

   14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange

   Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-

   3 promulgated under the Exchange Act) of 20% or more of either 1) the then outstanding shares of common stock of CTG (the "Outstanding Common Stock")

   or 2) the combined voting power of the then outstanding voting securities of

   CTG entitled to vote generally in the election of directors (the

   "Outstanding Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a

   Change of Control: 1) any acquisition directly from CTG, 2) any acquisition by CTG, 3) any acquisition by any employee benefit plan (or related trust)

   sponsored or maintained by CTG or any corporation controlled by CTG or 4)

   any acquisition by any corporation pursuant to a transaction which complies with clauses 1), 2) and 3) of subsection (iii) of this Section 2.3; or (ii)

   Individuals who, as of the date hereof, constitute the Board of CTG (the

   "Incumbent Board") cease for any reason to constitute at least a majority of the Board of CTG; provided, however that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by

   CTG's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation

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   of proxies or consents by or on behalf of a Person other than the Board; or

   (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of CTG (a

   "Business Combination"), in each case, unless, following such Business

   Combination, 1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business

   Combination beneficially own, directly or indirectly, more than 50% of,

   respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns CTG or all or substantially all of CTG's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership,

   immediately prior to such Business Combination of the outstanding Common

   Stock and outstanding Voting Securities, as the case may be 2) no Person

   (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of CTG or any related corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such

   Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and 3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board


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   at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or (iv) Approval by the shareholders of CTG of a complete liquidation or dissolution of CTG.


















































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